UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
November 14, 2016

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number  –  001-10852

Delaware	36-2989662
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

601 Poydras Street, Suite 1850	New Orleans, LA	70130
(Address of principal executive offices)		(Zip Code)

(251) 243-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 7.01 of this Current Report on Form 8-K under the heading “Restructuring Support Agreement” is incorporated by reference into this Item 1.01.

Item 7.01.	Regulation FD Disclosure.

As previously reported by International Shipholding Corporation (the “Company”), on July 31, 2016, the Company and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

Plan of Reorganization and Disclosure Statement

On November 14, 2016, the Debtors filed with the Bankruptcy Court the Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors (the “Plan of Reorganization”) and the accompanying Disclosure Statement for Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors (the “Disclosure Statement”).  The Bankruptcy Court has scheduled a hearing for December 20, 2016 to consider, among other things, the compliance of the Disclosure Statement with the Bankruptcy Code’s disclosure requirements and the establishment of a February 2, 2017 hearing date to consider confirmation of the Plan of Reorganization.

The classes and types of claims and interest in the Debtors are described in the proposed Plan of Reorganization, and the terms used below refer to the terms set forth in the Plan of Reorganization.  The proposed Plan of Reorganization generally provides for the following:

•	SEACOR will cause $25 million of committed financing to be made available to the Debtors by one or more money center banks;

•	SEACOR will provide a cash infusion of $10 million dollars (the “Cash Consideration”) in exchange for 35.6% of the ownership interests in the reorganized Company;

•
SEACOR will buy out any portion of the Debtor-in-Possession Credit Agreement among Company and the other Debtors party thereto, as borrowers, SEACOR Capital Corp, as administrative agent, collateral agent, security trustee and a lender, and DVB BANK SE, as a lender (as amended, the “DIP Credit Facility”) funded by any other party, so that it is the sole beneficial owner of any DIP Credit Facility claims in exchange for 64.4% of the ownership interests in the reorganized Company;

•
holders of allowed secured claims on account of certain of the Debtors’ fixed rate credit agreement with DVB Bank SE will receive, at the option of the Debtors, with the consent of SEACOR or the reorganized Debtors, as applicable, in full and final satisfaction of such claims, either (i) payment in full in cash, including interest, to the extent applicable, (ii) in the event of any disposition of the collateral securing such claims, their share of the proceeds generated by such disposition, (iii) delivery of the collateral securing such claims to the agent under such fixed rate credit agreement, or (iv) such other treatment as complies with Bankruptcy Code section 1129;

•
holders of allowed secured claims on account of certain of the Debtors’ credit agreement with Citizens Asset Finance will receive, at the option of the Debtors, with the consent of SEACOR or the applicable reorganized Debtor, as applicable, in full and final satisfaction of such claims, either (i) in the event of any disposition of the collateral securing such claims, the proceeds generated by such disposition, (ii) delivery of the collateral securing such claims to the holder of such claims, or (iii) such other treatment as complies with Bankruptcy Code section 1129;

•
holders of allowed secured claims on account of certain of the Debtors’ variable rate financing agreement with Capital One N.A. will receive, at the option of the Debtors, with the consent of SEACOR or the applicable reorganized Debtor, as applicable, in full and final satisfaction of such claims, either (i) in the event of any disposition of the collateral securing such claims, the proceeds generated by such disposition, (ii) delivery of the collateral securing such claim to the holder of such claim or (iii) such other treatment as complies with Bankruptcy Code section 1129;

•
holders of allowed secured claims on account of certain of the Debtors’ senior secured credit facility with a syndicate of lenders led by Regions Bank will receive, at the option of the Debtors, with the consent of SEACOR or the applicable reorganized Debtor, as applicable, in full and final satisfaction of such claims, (i) (x) either (i) their pro rata share of proceeds generated from the disposition of the Louisiana Enterprise and/or the Texas Enterprise and/or the Florida Enterprise or (y) delivery of the Louisiana Enterprise and/or the Texas Enterprise and/or Florida Enterprise to the agent under such senior secured credit facility plus (b) cash in an amount necessary to satisfy their allowed secured claims (after accounting for (x) and (y) above) or (ii) such other treatment as complies with Bankruptcy Code section 1129;

•
holders of allowed claims arising from the unsecured portions of the pre-petition secured credit facility claims, which are deficiency claims against the applicable Debtors for amounts by which the allowed aggregate amount of the claims under the applicable pre-petition secured credit facility exceeds the amount of the collateral for the secured claim under the applicable pre-petition secured credit facility, will receive, in full and final satisfaction of such claims, their pro rata share of the applicable Debtor’s cash available for distribution after satisfaction of certain fees and claims;

•	holders of Allowed Other Priority Claims will receive, in full and final satisfaction of such claims, payment of such claims in full in cash;

•
holders of Allowed Other Secured Claims will receive, at the option of the applicable Debtor, with the consent of SEACOR or the applicable reorganized Debtor, as applicable, in full and final satisfaction of such claims, either (i) payment in full  in cash, including interest, to the extent applicable, (ii) delivery of the collateral securing such claim to the holder of such claim, or (iii) such other treatment as may be agreed to by the holders of such claim and the applicable reorganized Debtor;

•
holders of Allowed General Unsecured Claims will receive, in full and final satisfaction of such claims, their pro rata share of the applicable Debtor’s cash available for distribution after satisfaction of certain fees and claims;

•
holders of Allowed Convenience Claims, which is any claim that would otherwise be a General Unsecured Claim and that is (i) greater than $0 and less than or equal to an undetermined dollar amount in allowed amount or (ii) irrevocably reduced to an undetermined dollar amount at the election of the holder of the claim, will receive, in full and final satisfaction of such claims, cash in the amount of an undetermined percentage of such claims;

•	there will be no distribution to holders of Allowed 510 Claims;

•
there will be no distribution to the holders of intercompany claims on account of such claims, and such claims will be cancelled, reinstated, or modified, as determined by the Debtors in consultation with SEACOR, on the effective date of the Plan of Reorganization; and

•	all current equity interests in the Debtors shall be cancelled and existing equity holders will not receive a distribution on account of their equity interests.

Information contained in the proposed Plan of Reorganization is subject to change, whether as a result of amendments to the Plan of Reorganization, third-party actions, or otherwise. The Plan of Reorganization is subject to acceptance by certain of the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. In addition, the Disclosure Statement is subject to approval by the Bankruptcy Court. There can be no assurances that the Bankruptcy Court will approve the Disclosure Statement, that the creditors of the Debtors will accept the proposed Plan of Reorganization, or that the Bankruptcy Court will confirm the Plan of Reorganization.

The description of the Plan of Reorganization and the Disclosure Statement is qualified in its entirety by reference to the full text of the Plan of Reorganization and Disclosure Statement, copies of which are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Cautionary Note Regarding the Company’s Common Stock

The proposed Plan of Reorganization provides that the Company’s existing common stock will be cancelled and the existing holders will not receive any distribution.  If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan of reorganization can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan.

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 case is highly speculative and poses substantial risks.  Even though the Company’s common stock continues to be quoted on the OTC Pink Marketplace, it has no underlying asset value under the proposed Plan of Reorganization. The Company’s stockholders should not view the trading activity of its common stock on the OTC Pink Marketplace or any other market or trading platform as being indicative of the recovery the Company’s stockholders will receive, if any, in the Chapter 11 case.

Restructuring Support Agreement

On November 18, 2016, the Restructuring Support Agreement (the “Restructuring Support Agreement”) between the Debtors and SEACOR Capital Corp (“SEACOR”) was approved by the Bankruptcy Court and became effective and binding on the parties.  Under the terms of the Restructuring Support Agreement, the parties agreed to use commercially reasonable efforts to implement a financial restructuring of the Debtors’ capital structure and financial obligations within the timeframe and on the terms and conditions set forth in the Restructuring Support Agreement and attached term sheet.  The Restructuring Support Agreement provides that the restructuring will be implemented through the Plan of Reorganization on the terms and conditions described in the Restructuring Support Agreement and attached term sheet and otherwise in form and substance acceptable to the Debtors and SEACOR.

The Restructuring Support Agreement provides that the Debtors will reimburse SEACOR for reasonable and documented out-of-pocket fees, including certain legal fees, incurred in connection with the restructuring and the Restructuring Support Agreement (the “Expense Reimbursement”).  The order of the Bankruptcy Court approving the entry into the Restructuring Support Agreement provided that the Expense Reimbursement may not exceed $1 million in the aggregate without the prior consent of the unsecured creditors committee, not to be unreasonably withheld or delayed, or the Bankruptcy Court.

The Restructuring Support Agreement may be terminated by the Debtors or SEACOR upon the occurrence of certain events.  SEACOR has the right to terminate the Restructuring Support Agreement if, among other things, the Debtors file a plan or related disclosure statement in the Chapter 11 cases that is materially inconsistent with the terms of the Restructuring Support Agreement and attached term sheet and not otherwise in form and substance acceptable to SEACOR or fail to comply with certain milestones within the time periods provided in the Restructuring Support Agreement.  The milestones include covenants by the Debtors to (i) obtain approval by the Bankruptcy Court of a disclosure statement with respect to the Plan of Reorganization on or before December 22, 2016, (ii) obtain entry of an order confirming the Plan of Reorganization on or before February 2, 2017, which must become a final order no later than 14 days from the date of entry, and (iii) use commercially reasonable efforts to consummate the Plan of Reorganization as soon as reasonably practicable after entry of the confirmation order and in no event later than 90 days after entry of the confirmation order.  The Debtors may terminate the Restructuring Support Agreement if, among other things, the board of directors of the Company determines, in good faith after seeking the advice of outside counsel, that proceeding with the restructuring and pursuit and confirmation of the Plan of Reorganization would be inconsistent with the continued exercise of the Debtors’ fiduciary duties under applicable law.

Although the Debtors intend to pursue the restructuring in accordance with the terms set forth in the Restructuring Support Agreement and attached term sheet, there can be no assurance that the Debtors will be successful in completing a restructuring or any other similar transaction on the terms set forth in the Restructuring Support Agreement and attached term sheet, on different terms, or at all.

The description of the Restructuring Support Agreement is qualified in its entirety by reference to the full text of the Restructuring Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Cautionary Note

The information contained in this Current Report on Form 8-K (including the exhibits) is for informational purposes only and does not constitute an offer to buy, nor a solicitation of an offer to sell, any securities of the Company, nor does it constitute a solicitation of a vote or consent from any persons on the Plan of Reorganization.  Securityholders are urged to read the disclosure materials, including the Disclosure Statement, because they contain important information regarding the restructuring.

Monthly Operating Report

On November 15, 2016, the Company filed a Monthly Operating Report for the month of October 2016 with the Bankruptcy Court.  The Monthly Operating Report is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by an independent registered public accounting firm and was not prepared in accordance with generally accepted accounting principles in the United States. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws and remains subject to future adjustment and reconciliation. Therefore, the Monthly Operating Report does not necessarily contain all information required in filings pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or may present such information differently from the presentation of information in Exchange Act reports. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in Exchange Act reports, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its Exchange Act reports. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events will differ materially from such predictions as a result of certain risk factors.   Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the ability to consummate the sale of the specialty business assets; the ability to confirm and consummate the Plan of Reorganization; risks attendant to the Chapter 11 process, including the effects thereof on the Debtors’ business and on the interests of various constituents, the length of time that the Debtors might be required to operate in Chapter 11 and the continued availability of operating capital during the pendency of the Chapter 11 proceedings; risks associated with third party motions in any Chapter 11 case, which may interfere with the ability to confirm and consummate a plan of reorganization; potential adverse effects on the Debtors’ liquidity or results of operations; increased costs to execute the restructuring; effects on the market price of the Company’s common stock; and the risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K.  Readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s plans, assumptions and expectations as of the date of this Current Report on Form 8-K. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

Exchange Act Reports

The Company has suspended the filing of its regular periodic reports on Form 10-K and Form 10-Q with the SEC.  The Company, however, intends to furnish copies of the Monthly Operating Reports that are required to be submitted to the Bankruptcy Court under cover of Current Reports on Form 8-K and to continue to file Forms 8-K disclosing material developments concerning the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Restructuring Support Agreement, dated as of November 18, 2016, among International Shipholding Corporation and its direct and indirect subsidiaries party thereto and SEACOR Capital Corp.

99.1	Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors

99.2	Disclosure Statement for Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors

99.3	Monthly Operating Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

By:	/s/ Manuel G. Estrada
Manuel G. Estrada
Vice President and Chief Financial Officer

Date:	November 25, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1	Restructuring Support Agreement, dated as of November 18, 2016, among International Shipholding Corporation and its direct and indirect subsidiaries party thereto and SEACOR Capital Corp.

99.1	Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors

99.2	Disclosure Statement for Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors

99.3	Monthly Operating Report